Income Taxes	3 Months Ended
Apr. 02, 2011
Income Taxes [Abstract]
Income Taxes
Income Taxes
As of July 2, 2011 and December 25, 2010, the Company's gross unrecognized tax benefit was $31.0 million and $27.3 million, respectively. The accrual for uncertain tax positions increased for positions being taken in various global tax filings, and the impact of foreign currency fluctuations. The Company estimates that approximately $25.7 million of the unrecognized tax benefits, if recognized, would impact the effective tax rate. Interest and penalties related to uncertain tax positions in the Company's global operations are recorded as a component of the provision for income taxes. Accrued interest and penalties were $6.1 million and $5.1 million as of July 2, 2011 and December 25, 2010, respectively.
The Company estimates that it may settle one or more foreign audits in the next twelve months that may result in a decrease in the amount of accrual for uncertain tax positions of up to $2.2 million. For the remaining balance as of July 2, 2011, the Company is not able to reliably estimate the timing or ultimate settlement amount. While the Company does not currently expect material changes, it is possible that the amount of unrecognized benefit with respect to the uncertain tax positions will significantly increase or decrease related to audits in various foreign jurisdictions that may conclude during that period or new developments that could also, in turn, impact the Company's assessment relative to the establishment of valuation allowances against certain existing deferred tax assets. At this time, the Company is not able to make a reasonable estimate of the range of impact on the balance of unrecognized tax benefits or the impact on the effective tax rate related to these items.
The effective tax rate for the second quarter of 2011 was 19.8 percent, compared with 21.5 percent for the comparable 2010 period. The 2011 rate was lower due to costs incurred in connection with the Company's refinancing, which benefited at a higher tax rate, and a change in the mix of income earned toward jurisdictions with lower statutory tax rates. The effective tax rate for the first half of 2011 was 22.1 percent compared with 23.2 percent for the comparable 2010 period, with the change mainly due to the same items impacting the quarter. The effective tax rates are below the U.S. statutory rate, primarily due to lower foreign effective tax rates. As a result of tax law changes in Mexico, a tax election was made during the first quarter that resulted in a reduction of $20.4 million of deferred tax liabilities. The Company also incurred discrete tax costs of $16.8 million during the first quarter due to the Company's decision to repatriate earnings from Australia and certain foreign units that were previously determined to be indefinitely reinvested in order to take advantage of historically favorable exchange rates.